Exhibit 99.1

SideChannel Deploys AI Across Sales, Marketing, and Cybersecurity Delivery Operations

Public cybersecurity firm applies AI-powered operations to scale vCISO delivery, accelerate go-to-market, and increase client coverage without proportional headcount growth

WORCESTER, MA / ACCESS Newswire / March 31, 2026 / SideChannel, Inc. (OTCQB: SDCH), the largest vCISO (virtual CISO) firm in North America, has integrated artificial intelligence into its sales, marketing, and cybersecurity delivery operations. The initiative is designed to increase the capacity and speed of each function without a proportional increase in headcount.

SideChannel now uses AI to support its vCISO practitioners with faster assessment generation, more consistent deliverable quality, and reduced administrative overhead. On the go-to-market side, AI-powered workflows handle prospect research, content development, and campaign execution at a pace that would otherwise require a significantly larger team.

The company has applied AI across three functional areas:

Cybersecurity Delivery: AI assists vCISO practitioners in producing client assessments, policy documentation, and risk management deliverables. This reduces the time between engagement kickoff and initial findings, allowing each practitioner to manage more clients with consistent quality.

Sales Operations: AI-driven research and data enrichment ensures that every client conversation begins with a deeper understanding of their business, industry, and challenges. Clients experience faster proposal development, and follow-up that reflects their specific use case. Pipeline and deal management operate more efficiently behind the scenes, resulting in a more prepared team at every stage of the engagement.

Marketing: Content creation, SEO execution, and demand generation workflows are augmented by AI, enabling the marketing team to scale targeted content, campaigns, and partner-facing initiatives efficiently.

This approach reflects SideChannel’s broader strategy of using technology to maximize impact - the same operating philosophy that shaped its Enclave platform, which consolidates multiple security controls into a single product designed for IT teams without dedicated security staff. Importantly, AI adoption at SideChannel is paired with deliberate human investment. In April, the company will welcome Paige Roderick as Director of Growth Marketing, reflecting a growth strategy that treats technology and talent as complementary forces rather than competing priorities.

“We built SideChannel to make cybersecurity accessible. AI lets us apply that same principle to how we operate as a company,” said Brian Haugli, CEO of SideChannel. “Our vCISOs spend less time on document assembly and more time advising clients. Our sales team walks into every meeting, better prepared. Our marketing team drives more targeted, high-impact programs. That’s not hype - it’s operational leverage, and it’s measurable.”

SideChannel is in a deliberate transition from a services-led business to a platform-led company. AI adoption across internal operations supports that shift by allowing the firm to scale output and client coverage while managing costs carefully during the transition period.

“Every dollar we don’t spend hiring a third person to do what two people plus AI can handle is a dollar we invest in Enclave,” Haugli added. “That’s the trade-off we’re making-and it’s the right one for this stage of the company.”

SideChannel expects to continue expanding its AI-powered operations across additional functions in 2026 as part of its ongoing effort to operate at the efficiency required for a successful platform business.

SideChannel will host a Happy Hour event during SecureWorld, offering attendees an opportunity to connect with the company’s leadership team and learn more about its cybersecurity solutions in an informal setting. Details on timing and location are available upon request.

About SideChannel

Our mission is to make cybersecurity simple and accessible for emerging to enterprise companies, a market that we believe is currently underserved. We believe that our cybersecurity product and service offerings provide cybersecurity and privacy risk management solutions for our customers. We anticipate that our target customers will continue to need cost-effective security solutions. We continue to expand our catalogue of services and solutions to address the cybersecurity needs of our customers, including virtual Chief Information Security Officer (“vCISO”), cyber program strategy, zero trust, third-party risk management, compliance readiness, cloud security services, privacy, threat intelligence, managed end-point security solutions, and cybersecurity awareness.

We are marketing and selling Enclave, a proprietary software product that simplifies important cybersecurity tasks to achieve “microsegmentation.” By combining zero trust network access with certificate management and machine identity, Enclave seamlessly creates a unified security architecture that eliminates traditional network vulnerabilities. This integration enables IT teams to enforce precise access policies based on verified machine identities. Certificate-based identities allow a simplified management for any certificate-based communication, while the zero-trust framework continuously validates every connection attempt. This powerful combination delivers robust security without the typical management overhead, allowing organizations to implement sophisticated microsegmentation strategies with remarkable simplicity and minimal resource requirements. Learn more at sidechannel.com.

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You may contact us at:

SideChannel

146 Main Street, Suite 405

Worcester, MA 01608

press@sidechannel.com

Forward-Looking Statements

This press release may contain forward-looking statements, including information about management’s view of SideChannel’s future expectations, plans and prospects. In particular, when used in the preceding discussion, the words “believes”, “hopes”, “expects”, “intends”, “plans”, “anticipates”, “potential”, “could”, “should” or “may”, and similar conditional expressions are intended to identify forward-looking statements. Examples of forward-looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.

Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause SideChannel’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. These risk factors include, but are not limited to: that we have incurred net losses since inception, our need for additional funding, the substantial doubt about our ability to continue as a going concern, and the terms of any future funding we raise; our ability to grow revenues from our Enclave product; our dependence on current management and our ability to attract and retain qualified employees; competition for our products; our ability to develop and successfully introduce new products, improve current products and innovate; unpredictability in our operating results; our ability to retain existing licensees and add new licensees; our ability to manage our growth; our ability to protect our intellectual property (IP), enforce our IP rights and defend against claims that we infringed on the IP of others; the risk associated with the concentration of our cash in financial institutions at levels above the amount protected by FDIC insurance; and other risk factors included from time to time in documents we file with the Securities and Exchange Commission, including, but not limited to, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These reports are available at www.sec.gov.

Other unknown or unpredictable factors also could have material adverse effects that could cause actual results to differ materially from those projected or represented in the forward-looking statements. Further, factors that we do not presently deem material as of the date of this release may become material in the future. The forward-looking statements included in this press release are made only as of the date hereof. SideChannel cannot guarantee future results, levels of activity, performance, or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, SideChannel undertakes no obligation to update these forward-looking statements after the date of this release, except as required by law, nor any obligation to update or correct information prepared by third parties.